                                                                   EXHIBIT 10.35

      CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT.



           COMPAQ COMPUTER CORPORATION/ADVANCED MICRO DEVICES, INC.
                                   AGREEMENT


    This Agreement ("Agreement"), effective as of January 1, 1994 (Effective
    Date), is made by Compaq Computer Corporation ("Compaq") and Advanced Micro Devices, Inc. ("AMD"). The terms and conditions contained in this Agreement shall govern the purchase and sale of Product specified on purchase orders issued by Compaq. For purposes of this Agreement, Product shall mean any current or future microprocessors that are Microsoft Windows Compatible and any Microsoft Windows Compatible follow-ons thereto that AMD either currently makes available or plans to make available to any of its customers. Microprocessors that are Microsoft Windows Compatible shall include AMD's current 80X86 microprocessor family, and/or future derivatives thereof, including any future derivative microprocessors that are based on a similar architecture. Product shall not include any of AMD's custom or customer specific products (Custom Products). Custom Products shall mean product that: (i) contains significant functional differences from Product sold by AMD, and (ii) is sold to only one customer.

1.  INTENT AND ROAD MAP MEETINGS

A. Compaq intends to enter into a long-term relationship with AMD. As such, AMD is willing to cooperate with Compaq to further mutual long-term goals by sharing Product road map and technology directions. During the term of this Agreement, the parties agree to meet at least on a quarterly basis to review AMD's Product road map (excluding Custom Products) and technology directions (Road Map Meeting). The topics discussed shall include Product specifications, anticipated prices, existing and planned capacity, projected schedules and availability dates. Compaq shall provide feedback to AMD regarding those items in AMD's Product road map which may be of interest to Compaq based on Compaq's product plans. Compaq may disclose to AMD those products in Compaq's road map which Compaq believes will pertain to AMD's Products. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] On an ongoing basis, Compaq may provide AMD with input on the specifications of AMD's future Products.

    Compaq also expects that AMD will cooperate to achieve Compaq's long-term program goals such as shortening Product lead-times, increasing volume flexibility, achieving Just-in-Time delivery at all of Compaq's manufacturing sites, achieving ongoing cost reductions and specific quality goals, and continuous quality improvement.

B. Unless expressly stated otherwise for a particular Product, this Agreement is not a requirements contract and does not obligate Compaq to purchase any minimum quantity of Product but only establishes the terms and conditions for such purchases if and when they occur.

2.  PURCHASE ORDERS

A. Compaq will purchase Products only by issuing purchase orders ("Order or Orders") to AMD. Orders shall contain such things as quantity, price, desired delivery date, part number, and revision level. Compaq shall make commercially reasonable efforts to send written confirmation (except by mutual agreement) of Orders within one (1) week after issuance. AMD shall sign and return the acknowledgment copy of the Order within five (5) days after receipt. If AMD fails to return the acknowledgment, AMD will be deemed to have accepted any Order which conforms with the terms of this Agreement. Acceptance by AMD is limited to the terms of Compaq's offer as contained in this Agreement and the Order. No additional or different provisions proposed by AMD shall apply unless expressly agreed to in writing by Compaq. Compaq hereby gives notice of its objection to any additional or different terms.

B. AMD agrees that all Compaq sites, and subsidiaries, wherever located, shall be entitled to make purchases under this Agreement. In addition, at Compaq's request, AMD agrees to drop ship Product to Compaq's subcontractors.

3.  EARLY PRODUCTION PRODUCT AND TESTING

    AMD agrees to provide Compaq with prototypes and early production samples of Product for all new Products that Compaq notifies AMD it wishes to receive. AMD shall use reasonable efforts to provide such prototypes and samples to Compaq as soon as they become available, and [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Compaq will use reasonable efforts to evaluate and test such prototypes and early production samples of Product received from AMD and provide AMD with feedback regarding Compaq's test results.

4.  TERM OF AGREEMENT

A. The term of this Agreement shall be for [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (Term), commencing on the Effective Date, unless extended pursuant to Section 4.B. or 4.C. below.

B. The Term of this Agreement may be [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE] extended for [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

    [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

C. This Agreement shall be automatically renewed at the conclusion of the Term for successive [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] periods unless one of the parties indicates by written notice to the other party not less than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior to the end of the Term that it does not intend to renew the Agreement. Notwithstanding the foregoing, the Agreement shall remain in full force and effect and shall be applicable to any Order(s) issued by Compaq to AMD during the Term of this Agreement until any and all obligations of the parties under such Order(s) have been fulfilled.

5. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] PRODUCT & NEW CAPACITY

A. AMD shall offer for purchase by Compaq all new Products that AMD markets or intends to market. AMD agrees that Compaq shall have the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] made available by AMD, except for [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that are equivalent in form, fit, function and performance to products from other third party suppliers and such third party suppliers' products are used in computer systems which are generally available in the marketplace ("Equivalent Products"). For each Product that Compaq [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], AMD agrees that each such Product will include any similar Product which does not have significant functional or performance differences.

B. The parties agree to negotiate a separate agreement for any co-developed product, and any exclusivity benefits desired by Compaq will be as set forth in such separate agreement.

C. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

    [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

    For Equivalent Product, Compaq will be entitled, for a period or six (6) months following first production shipment of such Equivalent Product, [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

D. If, at any time during the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of a particular Product, a third party ships a product such that AMD's Product now can be classified as an Equivalent Product, then AMD may, at its option, and upon written notice to Compaq, immediately terminate Compaq's [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for that particular Product, except that Compaq shall be entitled to the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for a period of six (6) months from the date that Compaq's [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

E. AMD shall notify Compaq if and when AMD builds or obtains new or additional production capacity so that Compaq may, at its option elect to forecast (as shown in Exhibit A) and/or order more Product.

6.  PRICING

A. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] days prior to the end of the then-current quarter, Compaq and AMD shall meet to review pricing for the following quarter (Pricing Meeting). At the Pricing Meeting, Compaq and AMD shall agree on the price for Product for the following quarter, subject to the conditions specified in this
    Section 6. In addition, Compaq and AMD will, by mutual agreement, review and update Buyer's forecast and [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as shown in Exhibit A.

B. Prices shall include all charges such as packaging, packing, crating, storage, forwarding agent or brokerage fees, document fees and duties. Prices shall also include any and all sales, use, excise and similar taxes. Compaq shall not accept Product at any price above that indicated on the Order.

C. AMD acknowledges that [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], AMD represents that, subject to this Section 6, the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

          [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

    [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

D. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

E. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

    AMD may, upon reasonable notice to Compaq, appoint an independent auditor to review Compaq's records to determine if Compaq has [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as specified herein. Compaq shall allow such independent auditor access to all applicable records of Compaq for the purpose of conducting such audit. The independent auditor shall only report to AMD whether Compaq has [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], as the case may be.

F. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

G. Compaq may, upon reasonable notice to AMD, appoint an independent auditor to review AMD's records to determine if Compaq is receiving pricing as agreed to hereunder and that AMD is complying with the terms of this Agreement. AMD shall allow such independent auditor access to all applicable records of AMD for the purpose of conducting such audit. The independent auditor shall only report to Compaq whether AMD is complying with the terms of this Agreement.

H. Compaq shall be entitled to purchase Product from AMD at an Effective Price [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] equal to the lesser of: (i) the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

I. AMD shall maintain a vigorous cost reduction program to ensure that pricing is competitive at all times. In the event that Compaq does not consider AMD's pricing aggressive relative to the market, Compaq shall have the right to request an immediate meeting with AMD to renegotiate pricing.

J. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

K. AMD may wish to obtain additional capacity from one or more foundries, and it may be necessary, as part of AMD's agreement with such foundries, for AMD to permit the foundries to internally consume certain quantities of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Product which is the same or similar to Product that Compaq is entitled to purchase. Compaq agrees that AMD may permit such foundries to internally consume up to 135,000 units of Product per year (aggregate for all foundries) without any requirement by AMD to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] pursuant to Section 6.C above because of AMD's arrangements with such foundries.

    In the event that AMD's arrangements with such foundries permits such foundries to internally consume Product in quantities greater than 135,000 in 1994, Compaq shall be entitled to purchase from AMD an amount equal to the quantities above 135,000 per year that such foundries are internally consuming, at [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. If Compaq is not purchasing Products comparable to those that the foundries are consuming internally, Compaq will be eligible for a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the nearest comparable Product.

    In the event that AMD's arrangement with such foundries permits such foundries to internally consume Product in quantities greater than 135,000 in 1995 and 1996, Compaq shall be entitled to purchase from AMD: (i) an amount equal to the quantities above 135,000 per year and less than 270,000 per year that such foundries are internally consuming at a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Compaq is otherwise [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

L. As specified in Section 7.E. below and Exhibit D, AMD agrees to have certain backup capacity available to Compaq for quantities over and above forecasted quantities as specified in Exhibit A. In the event that Compaq utilizes the backup capacity, the following prices apply. For the first [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Product purchased from the backup capacity [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

M. Compaq agrees that Product purchased under this Agreement will be incorporated into Compaq's products except that Compaq may sell Product to its distributors and end-users for use as replacement parts, upgrades parts and/or spare parts.

N. AMD agrees that Compaq will be [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] relative to any of it's other customers with respect to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

7.  DELIVERY

A. Compaq's Order shall state delivery dates for Product delivery by AMD on the committed date and shall be considered to be of equal importance as quality and price in meeting Compaq's requirements. Delivery performance shall be measured by on-dock date at Compaq's specified ship-to location. AMD represents and warrants that it will use its best efforts to at all times meet the delivery dates for Products on the committed delivery date.

B. All sales are F.O.B. Point of Shipment. Title and risk of loss shall pass to Compaq upon AMD's delivery of Product purchased hereunder to carrier authorized by Compaq.

C. If AMD delivers Product more than three (3) days in advance of the specified delivery date, Compaq may either return such Product at AMD's risk and expense for subsequent delivery on the specified delivery date or retain such material and make payment when it would have been due based on the specified delivery date.

D. Changes to delivery dates may only be made by Compaq's authorized purchasing representatives. All other schedule changes are at AMD's risk. Compaq may, without cost or liability, issue change requests for Product quantities and schedule dates in accordance with the Flexibility Agreement attached as Exhibit D ("Flexibility Agreement"). Written confirmation will be sent by AMD to Compaq within two (2) work days of receiving such change request, and Compaq shall provide a confirming Order change within ten (10) working days of receiving AMD's confirmation.

E. In addition, AMD agrees to have available backup capacity as specified in Exhibit D. The quarterly backup capacity quantities specified in Exhibit D represent Compaq's backup requirements for each quarter. The amounts listed for each quarter may be divided equally over the thirteen (13) weeks in the particular quarter. AMD agrees to supply such quantities in the quarter indicated upon eight (8) weeks written notice from Compaq of the need for the particular Product. In the event that Compaq does not need the backup capacity indicated above for a particular Product and quarter, Compaq will lose that backup capacity. In the event that AMD is unable to supply the backup capacity for a particular Product and quarter, Compaq may increase the backup capacity on another Product by the amount that AMD is unable to supply. Compaq and AMD shall update the quarterly backup capacity amounts on a rolling quarterly basis through 4Q95. Unless otherwise agreed to in writing, the backup capacity amounts for 1995 shall be a minimum of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per quarter.

F. AMD shall notify Compaq in writing immediately if AMD has knowledge of any impending material shortage, labor dispute, or other event which could result in any change to the agreed delivery plan.

G. In the event that Product scheduled for delivery is more than one (1) business day late, Compaq may request such Product to be shipped and delivered via a different mode of transportation. In such event, AMD agrees to pay or reimburse Compaq for all transportation charges in excess of the normal charges. Compaq agrees to discuss with AMD mutually acceptable alternatives that might be available for securing substitute for Product. Compaq agrees to attempt, with AMD's assistance, and as time allows, to obtain

    Product from AMD's authorized distributors at no additional charge to Compaq. Compaq also agrees to make reasonable attempts to adjust orders placed with other third party vendors and/or adjust Compaq production schedules before incurring additional reprocurement costs. If Compaq cannot obtain Product in a timely fashion from AMD or AMD's authorized distributors, then, Compaq may purchase substitute for Product elsewhere. Without affecting other remedies Compaq may have, Compaq may [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

8.  PACKING, MARKING, AND SHIPPING INSTRUCTIONS

A. All Product shall be prepared and packed in a commercially reasonably manner so as to secure the lowest transportation rates and meet carrier's requirements or those set forth in the Product specification attached as Exhibit B ("Specification").

B. Each shipping container shall be marked to show Compaq's Order number, part number, revision level, lot number, and quantity contained therein. A packing list showing the Order number shall be included in each container.

C. AMD agrees to standardize the count multiples used in shipments so that Compaq can verify the quantity of each shipment.

9.  QUALITY

A. AMD agrees to use its best efforts to deliver defect-free materials to Compaq at all times. AMD shall establish and/or maintain a quality improvement plan acceptable to Compaq. AMD's Quality Improvement Plan is attached to this Agreement as Exhibit C ("Quality Plan").

B. At Compaq's request, AMD will facilitate on-site visits and inspections by Compaq. Such inspections shall take place during normal business hours at AMD's facilities. AMD shall, as far as reasonably practicable, assist Compaq's personnel in the conduct of this inspection. Compaq's inspections shall in no way relieve AMD of its obligation to deliver conforming Product or waive Compaq's right of inspection and acceptance at the time the Products are delivered.

C. AMD agrees to provide relevant outgoing inspection, quality, and reliability data upon Compaq's request.

D.  AMD agrees to conform to the revision level stated on Compaq's Order.

E. AMD agrees to advise Compaq of any changes to process, materials, or sources of supply and ensure that such changes do not compromise specifications, quality, or reliability of Products ordered by Compaq.

10. INSPECTION AND ACCEPTANCE

A. Products purchased pursuant to this Agreement shall be subject to inspection and test by Compaq at all times and places, including the period of manufacture or development. Unless otherwise specified in the Order, final inspection and acceptance of Product by Compaq shall be at Compaq's facilities. Compaq reserves the right to reject Product which does not conform to the specifications, drawings, samples or other descriptions specified by Compaq. Compaq shall contact AMD to discuss mutually acceptable remedies for defective or non-conforming Product provided however that, ultimately, Compaq may, at its option, either return defective or non-conforming Product for full credit of the purchase price plus any transportation charges paid by Compaq, or require prompt correction or replacement of defective or non-conforming Product, which rights shall be in addition to such other rights as Compaq may have in law or under any other agreement. Return to AMD of any non-conforming or defective Product shall be at AMD's expense and no replacements shall be made unless specified by Compaq. Product required to be corrected or replaced shall be subject to the same inspection and warranty provisions of this Agreement as Product originally delivered under any Order.

B. In the event Compaq returns Product back to AMD for correction or replacement, AMD shall use its best efforts to repair or replace all defective Product within five (5) days of receipt of such Product. AMD will issue a "Return Material Authorization" within twenty-four (24) hours of receipt of notification by Compaq of defective Product. AMD shall bear all risk and costs such as, material, sorting (provided Compaq notifies AMD of the anticipated sorting costs) and shipping to and from Compaq's facilities. If Compaq incurs any such costs, it may either receive them directly from AMD or set-off via a credit note any amounts due to AMD. AMD agrees to provide failure analysis of rejected material within five (5) days after receipt of such rejected materials. AMD will also provide a written corrective action report addressing the steps that will be taken to eliminate the cause of the problem.

C. Upon notification of rejection, Compaq will advise AMD of the reason for rejection.

11. WARRANTY

A. AMD warrants that title to all Products delivered to Compaq under this Agreement shall be free and clear of all liens, encumbrances, security interests or other claims and that for a period of three (3) years from date of acceptance of material by Compaq, all Product shall be free from defects in material, workmanship, and design. AMD further warrants that all Product shall conform to applicable specifications, drawings, samples, and descriptions referred to in this Agreement. The warranty for replaced Product will be the same as the original Product.

B. Defective material discovered during Compaq's manufacturing or assembly processes are not considered to be a warranty repair and shall be corrected in accordance with Section 10.B.

C. AMD agrees that in case of epidemic failure (greater than 2% failure for the same cause in any six (6) month period), AMD shall provide correction or replacement in accordance with Section 10.B.

D. Except as expressly provided in this Section 11 and Section 19, no warranties, express or implied, statutory or otherwise, are made with respect to the Product delivered by AMD to Compaq under this Agreement.

E. Compaq's obligations under this Section shall be as follows: (i) Compaq shall notify AMD either in writing or orally of defects or non-conformity in any unit of Product for which Compaq wishes to make a warranty claim; (ii) Compaq will obtain authorization from AMD to return such Product; (iii) such Product will be returned to AMD, transportation costs paid by AMD, F.O.B. Point of Shipment, in accordance with AMD's customer Product return guidelines; and (iv) AMD's examination of returned Product must disclose to AMD's satisfaction that such alleged defect or non-conformity actually existed and was not caused by negligence, misuse, improper installation, accident, or unauthorized repair.

F. Except as set forth specifically in Section 19, this warranty is in lieu of all other warranties, expressed or implied, including the implied warranty of fitness for a particular purpose, the implied warranty of merchantability and of all other warranty obligations or liabilities on AMD's part and it neither assumes nor authorizes any other person to assume for AMD any other liabilities. The foregoing constitutes Compaq's sole and exclusive remedy for the furnishing of defective or non-conforming Product.

12. PAYMENT AND SET-OFF

A. Compaq shall issue payment for Product delivered by AMD under individual Orders. Terms of payment shall be net [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] days from the date of AMD's invoice, provided that Product has been received by Compaq. Payment of invoices shall not constitute final acceptance of the Product Invoices and shall be subject to adjustment for errors, shortages, and defects.

B. Amounts owed to Compaq due to rejections of Product or discrepancies on paid invoices will be, at Compaq's option, fully credited against future invoices payable by AMD's receipt of a debit memo, or other written request for payment from Compaq.

C. Unless otherwise specified in Exhibit A or agreed to in writing by the parties, payment shall be in U.S. dollars.

13. CHANGES

A. Compaq may from time to time change the specifications for the Products, and AMD agrees to make best efforts to comply with such changes. If such changes result in a change in AMD's costs or in the time for performance, an adjustment in price and time for performance will be made by the parties in writing, provided, however, that AMD shall request such an adjustment within ten (10) days of receipt by AMD of the notice of such changes.

B. No changes shall be made by AMD in the form, fit, or function of Products purchased hereunder without AMD providing Compaq at least ninety (90) days prior written notice, or as soon as possible if AMD is not reasonably able to provide ninety (90) days prior notice.

14. TERMINATION FOR CAUSE

A. AMD may terminate this Agreement and/or any Order issued hereunder at any time by written notice in the event Compaq:

1. Fails to comply with any material provision of this Agreement or any Order issued hereunder, and, in the case of a breach which is capable of remedy, fails to remedy same within thirty (30) days of notification of said breach; or

2. Becomes insolvent or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of Compaq's assets and such condition is not cured within thirty (30) days; or

    3. Assigns or attempts to assign, or subcontracts or attempts to subcontract, any or all of its rights or obligations under this Agreement or any Orders issued hereunder to a third party without AMD's prior written approval, which approval shall not be unreasonably withheld.

B. Compaq may terminate this Agreement and/or any Order issued hereunder at any time by written notice in the event AMD:

    1. Fails to comply with any material provision of this Agreement or any Order issued hereunder, and in the case of a breach which is capable of remedy, fails to remedy same within thirty (30) days of notification of said breach, or

    2. Becomes insolvent or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of AMD's assets and such condition is not cured within thirty
         (30) days, or

    3. Assigns or attempts to assign, or subcontracts or attempts to subcontract, any or all of its rights or obligations under this Agreement or any Orders issued hereunder to a third party without Compaq's prior written approval.

C.  Upon termination of the Agreement and/or any Order issued hereunder:

    1. Compaq shall have the option to purchase any materials or work in progress which AMD may have purchased or processed for the fulfillment of any Order at AMD's cost plus a reasonable amount for any value already added by AMD,

    2. Compaq shall have no liability beyond payment for any balance due for Products delivered by AMD before notice of termination.

15. LIMITATION OF LIABILITY

A. EXCEPT FOR A BREACH OF SECTION 19, 25 OR 26 OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, UNLIQUIDATED INVENTORY, ETC.), INCIDENTAL, INDIRECT, SPECIAL, ECONOMIC, OR PUNITIVE DAMAGES EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16. FORCE MAJEURE

A. Neither party shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by fire, flood, war, embargo, riot or the intervention of any government authority ("Force Majeure"), provided that the party suffering such delay immediately notifies the other party of the delay. If, however, AMD's performance is delayed for reasons set forth above for a cumulative period of fourteen (14) calendar days or more , Compaq, notwithstanding any other provision of this Agreement to the contrary, may terminate this Agreement and/or any Order issued hereunder by notice to AMD. In the event of such termination, Compaq's sole liability hereunder will be for the payment to AMD of any balance due and owing for conforming Product delivered by AMD prior to AMD's notification of delay to Compaq. In the event the parties do not terminate this Agreement and/or Order due to a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure.

17. PRODUCT NOTICES

A. Any notice given under this Agreement shall be in writing and will be effective when delivered personally or deposited in the mail, postage prepaid and addressed to the parties at their respective addresses set forth below, or at any new address subsequently designated in writing by either party to the other:

    If to AMD:                               If to Compaq:

    Advanced Micro Devices, Inc.             COMPAQ COMPUTER
    20333 SH 249                             CORPORATION
    Suite 525                                P.O. Box 692000
    Houston, TX                              77070  MS070202
    ATTN:  Sales Manager                     Houston, TX 77269-2000
                                             ATTN.: Ken Chen

    with a copy to:                          with a copy to:
    Advanced Micro Devices, Inc.             COMPAQ COMPUTER
    One AMD Place                            CORPORATION
    Mail Stop 68                             P.O. Box 692000
    Sunnyvale, CA 94088-3456                 MS060803
    ATTN:  Legal Department                  Houston, TX 77269-2000
                                             ATTN.:Legal Department
18. COMPLIANCE WITH LAWS

A. All Product supplied and work performed under this Agreement shall comply with all applicable laws and regulations in effect. In particular, AMD agrees that its performance under this Agreement shall comply with all laws governing its relationship with its employees, agents or subcontractors and with the chlorofluorocarbon labeling requirements of the U.S. Clean Air Act of 1990. Upon request, AMD agrees to certify compliance with such applicable laws and regulations.

19. INTELLECTUAL PROPERTY WARRANTY AND INDEMNITY

A. AMD warrants that, to the best of its knowledge and belief, the Products do not infringe any patent [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], copyright, mask work right, trademark, trade secret or any other intellectual property rights (collectively referred to as "IPR") of any third party. AMD further warrants that to the best of its knowledge and belief, Compaq's use of the Products for its intended purpose (including but not limited to combinations of said Products with other devices or elements) do not infringe any IPR of any third party. The parties recognize that [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] which are currently pending resolution before a court.

B. Except as limited elsewhere in this Section 19, AMD warrants that it will defend, at its expense, any claim, suit or proceeding ("legal action") brought against Compaq alleging either, (i) infringement by the Product of any IPR of a third party; and/or (ii) infringement by Compaq's use of the Product for its intended purpose (including but not limited to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. AMD further warrants that it will indemnify and hold Compaq harmless from any and all costs, expenses and damages suffered by Compaq in connection with legal action, resulting from a claim against Compaq [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of (i) infringement by the Product of any IPR of any third party; and/or (ii) infringement by Compaq's [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] use of the Product for its intended purpose (including but not limited to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], provided AMD is promptly notified in writing of such legal action and given the option to take sole control, at AMD's expense, of the defense of such legal action including any settlement negotiations.

    In addition to the above, AMD warrants that it will assist and reimburse Compaq in the amount equal to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the defense of any legal action brought against Compaq alleging infringement by Compaq's [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] use of the Product for its intended purpose (including but not limited to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of any IPR of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. AMD further warrants that it will indemnify Compaq and hold Compaq harmless from [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of any costs, expenses and damages suffered by Compaq in connection with legal action, resulting from a claim against Compaq [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of infringement by Compaq's [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] use of Product for its intended purpose (including but not limited to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of any IPR [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. AMD shall not be liable to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], however, for any costs, expenses or damages from such legal action relating to or resulting from Compaq's use of products obtained from vendors other than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Compaq agrees to promptly notify AMD in writing of such legal action. The parties agree that Compaq shall have sole control of the defense of such legal action including any settlement negotiations. Compaq may not enter into any settlement of such legal action without the prior written consent of AMD, which consent shall not be unreasonably withheld. Compaq agrees to keep AMD informed of the status of such defense, including, but not limited to, the expenses associated with such defense.

C. Without prejudice to the foregoing warranty and indemnity, in case any of the Products are held to constitute such infringement and the use of such Product(s) is enjoined, AMD shall at its discretion and expense, either (i) procure for Compaq the right to continue using the Product, (ii) modify such Product so that it becomes non-infringing without adversely affecting Compaq's specifications or requiring changes in the circuitry of Compaq's equipment where such Product is used and provide Compaq with such non-infringing Products in exchange for the infringing Products or if (i) or
    (ii) are not possible, then (iii)
    remove such Product and refund the purchase price and transportation costs of such Products and reimburse Compaq for its reasonable expenses incurred in procuring substitute product.

D. No rights to Compaq's or AMD's trademarks, trade names or brand names are conferred, either expressly or by implication.

E. AMD represents and warrants that it will not assert any claim or action against Compaq or it's customers that Compaq's or its customers' use of Product for its intended purpose infringes any IPR of AMD, and AMD hereby grants Compaq and its customers, mediate and immediate, an immunity from any such claim or action.

F.  Except for the rights specifically set forth elsewhere in Section 19 and
    Section 20, the sale of Products by AMD does not convey any license by implication, estoppel, or otherwise, under any patent claims covering combinations of said Products with other devices or elements, or the process or method of making such Products.

G. Compaq shall defend, at its expense, AMD from any claims resulting from compliance of Products with Compaq's designs or custom specifications that are implemented by AMD as specified by Compaq if such Compaq specified implementation resulted in the claim of infringement of any patent, copyright, trademark, or other proprietary right of a third party, and shall pay all costs and damages awarded against AMD provided that Compaq is promptly notified in writing and given authority, information and assistance (at Compaq's expense) for the defense and compromise of same with counsel of Compaq's choice. The foregoing states the entire liability of Compaq for infringement of patent, copyright, trademark, or other proprietary rights of a third party. The foregoing obligation shall only apply to such Product that is sold to Compaq and shall not apply to any of such Product that AMD may sell to any of its other customers. In addition, the foregoing shall not apply to situations where the Compaq specified implementation was a result of AMD's failure to provide Product that has full Microsoft Windows Compatibility and Socket Compatibility.

H.  If, as a result of and in the performance of AMD's obligations under this
    Section 19, AMD's [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] such that AMD determines that it is no longer [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], then AMD may [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by giving written notice to Compaq [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior to the date of termination, provided that such notice may be given no earlier than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] following the Effective Date of this Agreement.

20. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

A. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

B. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

21. SPARES AVAILABILITY

A. Except where AMD has discontinued manufacture of Product as specified below in Section 21.B, AMD shall make available for purchase by Compaq replacement Products ("Spares"). Spares shall be available for purchase at least [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after delivery of the last shipment of such Product. Spares shall be of the latest revision.

B. AMD shall provide Compaq at least six (6) months written notice ("Notice Period") that the manufacture of any Product will be discontinued by AMD. Compaq may place Orders for such Product during the Notice Period at prices set forth in this Agreement, and AMD shall deliver Product against such Orders even if the Notice Period extends beyond the Term of this Agreement. Compaq must take final delivery of this Product within [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the initial formal notification.

22. CAPACITY PLANNING

A. AMD agrees to review forecasts provided by Compaq and advise Compaq if AMD anticipates that he will be unable to achieve the requested volumes. Compaq's volume forecasts will be provided to AMD in accordance with Exhibit
    A. AMD may from time to time request Compaq to review Compaq's forecast and advise of any changes.

23. GRATUITIES

A. Each party represents that it has not offered nor given and will not offer nor give any employee, agent, or representative of the other party any gratuity with a view toward securing any business from the other party or influencing such person with respect to the business between the parties.

24. INSURANCE AND STATUTORY OBLIGATIONS

A. If AMD's work under this Agreement or Orders issued hereunder require access by AMD to any of Compaq's premises or the premises of any of Compaq's customers or any location where Compaq conducts business, or with material or equipment furnished by Compaq, AMD shall take all necessary precautions to prevent the occurrence of any injury to persons or property during the progress of such work and except to the extent that such injury is due solely and directly to Compaq's acts or negligence, AMD shall indemnify Compaq against all loss which may result in any way from any act or negligence of AMD, its employees, servants, agents or subcontractors, and AMD shall maintain such insurance as shall protect Compaq from said risks and from any statutory liabilities whatsoever arising therefrom and shall provide evidence of such insurance to Compaq upon request.

25. INDEMNIFICATION

    AMD agrees to protect, defend, indemnify and save Compaq harmless from all sums, costs and expense which Compaq may incur or be obliged to pay as a result of any and all loss, expense, damage, liability, claims, demands, either at law or in equity, of every nature whatsoever in favor of any person, including both AMD's and Compaq's employees, resulting from any personal injury or death caused by the use of any Product sold to Compaq by AMD hereunder, but AMD shall be so liable only to the extent required by applicable law and only where such claims, expenses, damages, or demands are held by a court of law to be the result of Products provided by AMD hereunder.

26. CONFIDENTIAL INFORMATION

A. Each party recognizes that it may have previously entered or will in the future enter into various agreements with the other party which obligates it to maintain as confidential certain information disclosed to it by the other party. To the extent that such information or any further confidential information (collectively referred to hereinafter as "Information") is disclosed in furtherance of this Agreement or any Order issued hereunder, such Information shall be so disclosed pursuant to the minimum terms and conditions listed below; provided, however, such minimum terms and conditions listed below shall in no way relieve the parties from any obligation or modify such obligations previously agreed to in such other agreements. Both parties agree that this Agreement and such other agreements shall hereafter be considered as coterminous, and shall expire no earlier than the date of expiration or termination of this Agreement.

B. Information disclosed that is considered in good faith by the disclosing party as confidential and/or proprietary shall be clearly marked as "Confidential" or "Proprietary". Information not easily marked, including information orally disclosed, shall be summarized in writing and designated confidential by the disclosing party within thirty (30) days of its disclosure.

C. Both parties agree that the party receiving Information will maintain such Information in confidence for a period of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the date of disclosure of such Information.

D. Each party shall protect the other party's Information to the same extent that it protects it own confidential and proprietary information and shall take all reasonable precautions to prevent unauthorized disclosure to third parties.

E. The parties acknowledge that the unauthorized disclosure of such Information will cause irreparable harm. Accordingly, the parties agree that the injured party shall have the right to seek immediate injunctive relief enjoining such unauthorized disclosure.

F. This provision shall not apply to information (1) known to the receiving party at the time of receipt from the other party, (2) generally known or available to the public through no act or failure to act by the receiving party, (3) furnished to third parties by the disclosing party without restriction or disclosure, (4) furnished to the receiving party by a third party as a matter of right and without restriction on disclosure, or (5) that is independently developed by the recipient.

G. Immediately upon termination of this Agreement or at the request of the other party, each of the parties shall promptly return all materials in its possession containing Information of the other party.

27. COUNTRY OF ORIGIN

A For each Product purchased under this Agreement, AMD shall furnish Compaq with country of origin (manufacture), by quantity and part number (Compaq's and AMD's) if necessary.

B. AMD agrees to provide necessary export documents and to facilitate export of Product. AMD further agrees to assist Compaq's import of Product as reasonably requested by Compaq.

28. PROPERTY FURNISHED BY BUYER

A. Any tools, drawings, specifications, or other materials furnished by Compaq for use by AMD in its performance under this Agreement or any Order issued hereunder shall be identified and shall remain the property of Compaq and shall be used by AMD only in its performance hereunder. Such property shall be delivered, upon request, to destination specified by Compaq in good condition, except for normal wear and tear.

29. GENERAL

A. Any obligations and duties which by their nature extend beyond the expiration or earlier termination of this Agreement shall survive any such expiration or termination and remain in effect.

B. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be enforced to the fullest extent permitted by applicable law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

C. No action, except those regarding claims by third parties, or claims with respect to patents, copyrights, trademarks or trade names or the unauthorized disclosure of Confidential Information, regardless of form, arising out of this Agreement may be brought by either party more than two
    (2) years after the cause of action has arisen, or, in the case of non-payment, more than two (2) years from the date the payment was due.

D. Any waiver of any kind by a party of a breach of this Agreement must be in writing, shall be effective only to the extent set forth in such writing and shall not operate or be construed as a waiver of any subsequent breach. Any delay or omission in exercising any right, power or remedy pursuant to a breach or default by a party shall not impair any right, power or remedy which either party may have with respect to a future breach or default.

E. Each party hereby gives its assurance to the other party that it shall not export, re-export or otherwise disclose, directly or indirectly, technical data received from the other party or the direct product of such technical data to any person or destination when such export, re-export or disclosure is prohibited by the laws of the United States or regulations of a Department of the United States.

F. The parties have requested that this Agreement and the documents relating hereto be drawn up in the English language.

G. This Agreement is confidential to both parties. Neither party shall disclose the existence of this Agreement to the public or any third party without the prior written approval of both parties. Any public announcements or press releases which relate to or reference this Agreement require the prior written approval of both parties.

H. The entire Agreement between the parties is incorporated in this Agreement and Appendices attached hereto, and it supersedes all prior discussions and agreements between the parties relating to the subject matter hereof. This Agreement can be modified only by a written amendment duly signed by persons authorized to sign agreements on behalf of both parties, and shall not be supplemented or modified by any course of dealing or trade usage. Variance from the terms and conditions of this Agreement in any Order, or other written notification from AMD or Compaq will be of no effect.

I. The construction, validity, and performance of this Agreement and any Order issued under it shall be governed by the laws of the state of Texas, U.S.A.


IN WITNESS WHEREOF, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT.


For Compaq                                 For AMD


/s/ Eckhard Pfeiffer  1/26/94              /s/ W.J. Sanders III  1/24/94
- - -----------------------------              ------------------------------------
Signature         (date)                   Signature                    (date)


Eckhard Pfeiffer                           W.J. Sanders III
- - -----------------------------------        ------------------------------------
Name                                       Name


President and CEO                          Chairman and CEO
- - --------------------------------           ------------------------------------
Title                                      Title

                                   EXHIBIT A

    FORECAST & [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION]

I. FORECAST

[CONFIDENTIAL INFORMATION       1Q94    2Q94   3Q94   4Q94   Total
OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND
EXCHANGE COMMISSION]

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

 Total
         Product Requirements:

         1. Compaq and AMD will work together to ensure mutually agreeable conversions [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] functionality and [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] functionality on all [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. It is expected that [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and have [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         2. Full Microsoft Windows Compatibility and [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         3. All DX microprocessors above [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] require [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] write back cache.

II. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

        Int. Core    Ext. Bus    1Q94    2Q94    Jly-Aug    Sep-Dec

         [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

    ** AMD reserves the right to ship Sept.-Dec. production of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] quantities in [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] provided sufficient notice is given to Compaq.

                                   EXHIBIT B

                                 SPECIFICATION


    AMD agrees that all Product shall conform to the applicable specification for the Product. Compaq shall provide AMD with the applicable specification and part number for the Product prior to issuing Orders for such Product.

                                   EXHIBIT C

                               QUALITY AGREEMENT



    AMD and Compaq will work together to ensure that AMD's quality process is capable of mass production of Product in accordance with Compaq's World Class Supplier Process(W.C.S.P.) specification, to assure cost, delivery and flexibility.

                                   EXHIBIT D

  [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
                      AND EXCHANGE COMMISSION] AGREEMENT

 I. PURCHASE ORDERS [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
 COMMISSION]

 The following changes to [CONFIDENTIAL INFORMATION OMITTED AND
 FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on existing purchase orders may be made without cost or liability to Compaq.


 NUMBER OF WEEKS PRIOR             % INCREASE                    % DECREASE
 [CONFIDENTIAL INFORMATION OMITTED
 AND FILED SEPARATELY WITH THE
 SECURITIES AND EXCHANGE COMMISSION]
                         1H94  2H94  1995 & after     1H94  2H94  1995 & after


 [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


 II. [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] REQUIREMENTS:


             1Q94      2Q94       3Q94      4Q94     Total


               [CONFIDENTIAL INFORMATION OMMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION]



 * Applies only to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] no later than the following calendar quarter.